Exhibit 99.1

Quality People. Building Solutions. NYSE: FIX March 15, 2022

SAFE HARBOR

Certain statements and information in this presentation may constitute forward-looking statements within the meaning of applicable securities laws and regulations. The words "believe," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historic in nature. These forward-looking statements are based on the current expectations and beliefs of Comfort Systems USA, Inc. and its subsidiaries (collectively, the "Company") concerning future developments and their effect on the Company. While the Company's management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that it anticipates, and the Company's actual results of operations, financial condition and liquidity, and the development of the industry in which the Company operates, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of our results or developments in subsequent periods. All comments concerning the Company's expectations for future revenue and operating results are based on the Company's forecasts for its existing operations and do not include the potential impact of any future acquisitions. The Company's forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company's control) and assumptions that could cause actual future results to differ materially from the Company's historical experience and its present expectations or projections.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the use of incorrect estimates for bidding a fixed-price contract; undertaking contractual commitments that exceed the Company's labor resources; failing to perform contractual obligations efficiently enough to maintain profitability; national or regional weakness in construction activity and economic conditions; the Company's business being negatively affected by health crises or outbreaks of disease, such as epidemics or pandemics (and related impacts, such as vaccine mandates or supply chain disruptions); financial difficulties affecting projects, vendors, customers, or subcontractors; the Company's backlog failing to translate into actual revenue or profits; failure of third party subcontractors and suppliers to complete work as anticipated; difficulty in obtaining or increased costs associated with bonding and insurance; impairment to goodwill; errors in the Company's percentage-of-completion method of accounting; the result of competition in the Company's markets; the Company's decentralized management structure; material failure to comply with varying state and local laws, regulations or requirements; debarment from bidding on or performing government contracts; shortages of labor and specialty building materials or material increases to the cost thereof; retention of key management; seasonal fluctuations in the demand for mechanical and electrical systems; the imposition of past and future liability from environmental, safety, and health regulations including the inherent risk associated with self-insurance; adverse litigation results; an increase in our effective tax rate; a material information technology failure or a material cyber security breach; risks associated with acquisitions, such as challenges to our ability to integrate those companies into our internal control environment; our ability to manage growth and geographically-dispersed operations; our ability to obtain financing on acceptable terms; extreme weather conditions (such as storms, droughts, extreme heat or cold, wildfires and floods), including as a result of climate change, and any resulting regulations or restrictions related thereto; and other risks detailed in our reports filed with the Securities and Exchange Commission (the "SEC").

For additional information regarding known material factors that could cause the Company's results to differ from its projected results, please see its filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

NON-GAAP MEASURES

Certain measures in this presentation are not measures calculated in accordance with generally accepted accounting principles ("GAAP"). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnote. See the Appendices for a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures.

COMFORT SYSTEMS USA

COMFORT SYSTEMS USA 2 • Leading national mechanical, electrical and plumbing (“MEP”) installation and service provider • $3+ billion yearly revenue • 13,200+ employees • History of profitable growth • Balanced construction and service portfolio

NATIONAL FOOTPRINT 3 169 locations | 126 cities | 13,200+ employees

9% 13% 36% 31% 11% New Construction Existing Building Construction Modular Construction Service Projects Service Calls, Maintenance & Monitoring REVENUE BREAKDOWN – 2021 4 Activity 2021 Revenue = $3.07B Healthcare 13% Education 13% Government 6% Industrial 44% Office Buildings 10% Other 7% Retail / Restaurant / Entertainment 7% Market Sector

CONSTRUCTION BACKLOG 5 $763 $948 $1,166 $1,602 $1,511 $2,312 $- $500 $1,000 $1,500 $2,000 $2,500 2016 2017 2018 2019 2020 2021 ($ in millions)

SERVICE MAINTENANCE BASE 6 $111 $116 $123 $127 $130 $147 $0 $20 $40 $60 $80 $100 $120 $140 $160 2016 2017 2018 2019 2020 2021 ($ in millions)

RECENT FINANCIAL PERFORMANCE 7 Three Months Ended Twelve Months Ended ($ in millions, except per share information) 12/31/21 12/31/20 12/31/21 12/31/20 Revenue $856.1 $699.0 $3,073.6 $2,856.7 Net Income $37.6 $42.8 $143.3 $150.1 Diluted EPS $1.04 $1.17 $3.93 $4.09 Adjusted EBITDA (1) $67.8 $62.6 $255.8 $249.8 Operating Cash Flow $27.5 $70.1 $180.2 $286.5 (1) Adjusted EBITDA is a non - GAAP financial measure. See Appendix for a GAAP reconciliation to Adjusted EBITDA.

FOCUS ON CASH FLOW • Positive free cash flow for 23 consecutive years • Increased dividend for 9 consecutive years • Debt/TTM EBITDA = 1.52 • $58.8M cash at December 31, 2021 • $388.0M total debt at December 31, 2021 • Debt capacity – $340M borrowings at 12/31/21 – $600M senior credit facility – 2025 maturity 8

9 CONSISTENT CAPITAL ALLOCATION ($ in thousands) $73,595 76% $13,116 14% $9,711 10% Average 2006 - 2021 Acquisitions Share Repurchases Dividends $96,423 $75,837 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 Free Cash Flow Disc Spending

10 CAPITAL RETURNED ($ in thousands) Fiscal Periods Share Repurchases Dividends Capital Returned 2015 $8,330 $9,358 $17,688 2016 $13,088 $10,264 $23,352 2017 $9,007 $10,987 $19,994 2018 $28,533 $12,268 $40,801 2019 $19,550 $14,543 $34,093 2020 $30,120 $15,499 $45,619 2021 $27,054 $17,384 $44,438

STRONG MARKETS 11 Vertical Exposure • Pharma • Tech • Institutional • Manufacturing Trends • Industrial • Indoor Air Quality • Service • Modular Insert a picture here

MODULAR OFF - SITE CONSTRUCTION 12

OUR STRENGTH 13 • Consistent free cash flow • Strong Balance Sheet • Acquisition record • Leading innovation • Profitable growth

THANK YOU 14 169 Locations 41 operating companies across America at 169 locations in 126 cities 13,200+ of the most qualified HVAC and electrical contracting personnel in America 13,200+ Employees $3+ Billion $3+ billion in yearly revenue CONTACT: Julie Shaeff Chief Accounting Officer 1 - 800 - 723 - 8431 ir@comfortsystemsusa.com www.comfortsystemsusa.com

APPENDIX – GAAP RECONCILIATION TO ADJUSTED EBITDA 15 Three Months Ended December 31, Twelve Months Ended December 31, ($ in thousands) 2021 2020 2021 2020 Net Income $37,595 $42,840 $143,348 $150,139 Provision for Income Taxes 13,373 11,301 46,926 41,401 Other (Income) Expense, net (76) (42) (188) (52) Changes in the Fair Value of Contingent Earn - out Obligations (3,297) (7,295) (7,820) (9,119) Interest Expense, net 1,736 1,477 6,172 8,282 Gain on Sale of Assets (519) (202) (1,540) (1,445) Depreciation and Amortization 18,944 14,505 68,944 60,629 Adjusted EBITDA $67,756 $62,584 $255,842 $249,835 Note: The Company defines adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) as net in come, provision for income taxes, other expense (income), net, changes in the fair value of contingent earn - out obligations, interest expense, net, gain on sale of assets, goodwill impairment and depreciation and amortization. Other companies may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is frequently requested by t hir d parties. However, Adjusted EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity’s financial results, and accordingly, Adjusted EBI TDA should not be considered an alternative to operating income, net income, or cash flows as determined under generally accepted accounting principles and as reported by the Company.